UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2020

CREATIVE LEARNING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-52883 (Commission File Number)	20-4456503 (IRS Employer Identification No.)

P.O. Box 4502

Boise, ID 83711

(Address of principal executive office) (Zip Code)

(904) 824-3133

(Registrants’ telephone number, including area code)

701 Market Street, Suite 113

St. Augustine, FL 32095

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       As previously announced, Creative Learning Corp. (the “Company”) entered into an agreement with Christopher Rego and Rod Whiton on February 5, 2020, which provided in part that Mr. Rego would become the chief executive officer at the earlier of March 31, 2020 or when the Company files its Form 10-K for the year ended September 30, 2019 and its Form 10-Q for the period ended December 31, 2019. Upon Mr. Rego’s appointment as chief executive officer, Mr. Mitchell will become the president of the Company. By mutual agreement between the Company and Mr. Rego, Mr. Rego has agreed that he will not become the chief executive officer until the earlier to occur May 1, 2020 or when the Company files its Form 10-K for the year ended September 30, 2019 and its Form 10-Q for the period ended December 31, 2019. On April 30, 2020, the Company filed its Form 10-Q for the period ended December 31, 2019. As a result, on that date, Mr. Rego automatically became chief executive officer and Mr. Mitchell automatically became president.

(c)       On April 30, 2020, Mr. Rego became the Company’s chief executive officer. See Item 5.02(b), for a more complete description. The Company and Mr. Rego have not entered into any plan, contract or arrangement relating to his compensation for serving as chief executive officer. Mr. Rego is already a director of the Company. The information required by Items 401(b), (d) and (e), and Item 404(a) is included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2019, and is incorporated herein by reference. Prior to becoming a director of the Company, Mr. Rego was the franchisee of two territories in California, and held the master franchise for the United Arab Emirates, and still holds those franchises. On March 10, 2020, the Company entered into a Software Development Agreement with Teknowland, Inc., an entity owned by Mr. Rego, under which such entity is responsible for enhancing, developing and maintain certain franchise management software and website of the Company. The terms of the Software Development Agreement were approved by the disinterested directors of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE LEARNING CORPORATION

Dated: May 6, 2020	By:	/s/ Christopher Rego
	Name:	Christopher Rego
	Title:	Chief Executive Officer

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